SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 30, 1999



                                  LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Missouri                   0-16946                    43-1039532
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation)            File Number)           Identification No.)



               10101 Renner Blvd., Lenexa, KS                 66219
           ----------------------------------------          -------
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code:   913-888-1770
                                                             ------------


















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Item 5.      Other Events

LabOne, Inc. announced today that it has signed a letter of intent to acquire World Wide Health Services, Inc. of Voorhees, New Jersey. World Wide is a provider of examination and information services to life and health insurers nationwide. It has annual revenues of approximately $9 million. The company provides mobile examination services and attending physician statement expediting services to life and health insurance companies. World Wide will be a wholly owned subsidiary of LabOne.












                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LabOne, Inc.


Date: September 30, 1999          By    /s/  Kurt E. Gruenbacher
                                        ------------------------
                                  Kurt E. Gruenbacher, V.P. Finance, CAO
                                  and Treasurer



Date: September 30, 1999          By    /s/  Robert D. Thompson
                                        ------------------------
                                  Robert D. Thompson, Executive Vice
                                  President, COO and CFO









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